Net Income Per Share (Tables)	12 Months Ended
Dec. 31, 2015
Net Income Per Share
Schedule of computation of basic and diluted net income per share

	For the year ended December 31,
	2013	2014	2015
Numerator (RMB in thousands):
Net income attributable to NetEase, Inc.’s shareholders for basic/dilutive net income per share calculation	4,443,910	4,756,623	6,735,108

Denominator (No. of shares in thousands):
Weighted average number of ordinary shares outstanding, basic	3,247,874	3,264,450	3,284,382
Dilutive effect of employee stock options and restricted share units	8,423	12,599	20,831

Weighted average number of ordinary shares outstanding, diluted	3,256,297	3,277,049	3,305,213

Net income per share, basic (RMB)	1.37	1.46	2.05

Net income per share, diluted (RMB)	1.36	1.45	2.04